Filed pursuant to Rule 497(a)

Registration File No. 333-203450

Rule 482ad

TPG Specialty Lending, Inc. Announces Public Offering of Common Stock

NEW YORK—(BUSINESS WIRE)—Mar. 2, 2016 —TPG Specialty Lending, Inc. (NYSE:TSLX) (“TSLX” or the “Company”) announced today that it has launched a public offering of 5,000,000 shares of its common stock. TSLX also plans to grant the underwriters for the offering an option to purchase up to an additional 750,000 shares of its common stock. The offering will be made pursuant to a registration statement, which has been filed with, and declared effective by, the Securities and Exchange Commission (the “SEC”). The completion of the proposed offering depends upon several factors, including market and other conditions.

TSLX expects to use the net proceeds of the offering to pay down outstanding debt under its revolving credit facility. However, through re-borrowing under the revolving credit facility, the Company intends to make new investments in accordance with its investment objectives and strategies outlined in the preliminary prospectus supplement and the accompanying prospectus described below in greater detail.

BofA Merrill Lynch, Wells Fargo Securities, Goldman, Sachs & Co., Barclays and Citigroup are acting as joint book-running managers for this offering. TPG Capital BD, LLC, Ladenburg Thalmann, Comerica Securities, Houlihan Lokey and Santander are acting as co-managers.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated March 2, 2016 and the accompanying prospectus dated July 9, 2015, which have been filed with the SEC, contain this and other information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of TSLX and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from: BofA Merrill Lynch, 222 Broadway, New York, NY 10038, Attn: Prospectus Department, or by e-mailing dg.prospectus_requests@baml.com; Wells Fargo Securities, 375 Park Avenue, New York, NY 10152, Attn: Equity Syndicate Department, by calling (800) 326-5897 or by e-mailing cmclientsupport@wellsfargo.com; or Goldman, Sachs & Co., 200 West Street, New York, NY 10282, Attn: Prospectus Department, by calling (866) 471-2526, facsimile: (212) 902-9316 or by e-mailing prospectus-ny@ny.email.gs.com.

About TPG Specialty Lending, Inc.

TPG Specialty Lending, Inc. (“TSLX” or the “Company”) is a specialty finance company focused on lending to middle-market companies. The Company seeks to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine and unsecured loans and investments in corporate bonds and equity securities. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. TSLX is externally managed by TSL Advisers, LLC, an SEC registered investment adviser. TSLX leverages the deep investment, sector, and operating resources of TPG Special Situations Partners, the dedicated special situations and credit platform of TPG, with over $16 billion of assets under management as of December 31, 2015, and the broader TPG platform, a global private investment firm with over $70 billion of assets under management as of September 30, 2015.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or the Company’s future performance or financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance, conditions or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Company’s filings with the SEC. The Company assumes no obligation to update any such forward-looking statements.

Investor Relations:

TPG Specialty Lending, Inc.

212–601-4753 or 212-430-4119

IRTSL@tpg.com

or

Media:

Luke Barrett, 212-601-4752

lbarrett@tpg.com

or

Owen Blicksilver PR, Inc.

Jennifer Hurson, 845-507-0571

jennifer@blicksilverpr.com